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                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our reports, and to all references to our Firm, included in this Amendment No. 2 to Registration Statement.



                                        /s/ Arthur Andersen LLP
                                        --------------------------
                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
September 17, 1997